AMENDMENT TO
                              LETTER OF CREDIT AND
                             REIMBURSEMENT AGREEMENT


         THIS AMENDMENT TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this "Amendment") is made and entered into as of September 1, 1998 by and between ABRAMS RIVERSIDE, LLC (the "Company") and NATIONSBANK, N.A. (the "Bank").

                                   WITNESSETH:
                                   ----------

         WHEREAS, pursuant to an Indenture of Trust, dated as of November 1, 1997 (the "Indenture"), between the Development Authority of Douglas County, Georgia (the "Issuer") and AmSouth Bank (the "Trustee"), the Issuer has issued $11,000,000 in aggregate principal amount of the Issuer's Taxable Industrial Development Revenue Bonds (Abrams Riverside, LLC Project), Series 1997 (the "Bonds") to provide funds to finance the acquisition, construction and equipping of a facility for the manufacturing of store fixtures, located in Douglas County, Georgia (the "Project"); and

         WHEREAS, pursuant to a Lease Agreement, dated as of November 1, 1997, between the Issuer and the Company, the Issuer has leased the Project to the Company; and

         WHEREAS, the Bank has issued to the Trustee, for the account of the Company, an irrevocable direct pay letter of credit (the "Letter of Credit") to pay the principal and interest on the Bonds, as the same become due and payable; and

         WHEREAS, pursuant to a Letter of Credit and Reimbursement Agreement, dated as of November 1, 1997 (the "Reimbursement Agreement"), between the Company and the Bank, the Company has agreed to pay to the Bank all amounts paid under the Letter of Credit; and

         WHEREAS, the Bank and the Company desire to amend a certain provision of the Reimbursement Agreement to clarify that the expiration date of the Letter of Credit may be extended through the maturity date of the Bonds.

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid this day by the Bank to the Company, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Company and the Bank, the parties hereto do hereby agree as follows:

         1.  AMENDMENT  OF SECTION  2.11.  Section  2.11 of the  Reimbursement
             --------------------------- Agreement  is  hereby    deleted   in
its entirety  and replaced by the following:

                  "(a) The Company may request the Bank to extend the Stated Expiration Date of the Letter of Credit for successive periods. On or before November 15, 2000, the Company shall request such an extension by executing and delivering to the Bank a written request in the form of Exhibit C attached hereto (an "Extension Request") executed by the Company. On or before November 15, 2005, on or before November 15, 2010, and on or before November 15, 2015, provided the Bank has previously extended the Stated Expiration Date, the Company shall request an extension in each instance by executing and delivering to the Bank an Extension Request executed by the Company.

                  (b) Upon receipt of an Extension Request, the Bank shall then determine whether or not there is an Event of Default as defined herein or in any of the Related Documents. IF AN EVENT OF DEFAULT EXISTS UNDER
         SECTION 8.1(A), (F) OR (G) OF THIS REIMBURSEMENT AGREEMENT, OR A PAYMENT DEFAULT EXISTS UNDER ANY RELATED DOCUMENT, THE BANK SHALL NOT BE OBLIGATED TO EXTEND THE STATED EXPIRATION DATE OF THE LETTER OF CREDIT. If any other Event of Default exists under the Reimbursement Agreement or any Related Document, the Bank shall provide written notice to the Company of such Event of Default and the Company shall have a period of thirty (30) days after receipt of said notice to cure such Event of Default. If any such Event of Default has not been cured as provided in this Section 2.11, then the Bank will not be obligated to extend the Letter of Credit, and the Bank shall not deliver an Extension Certificate in accordance with this Section 2.11.

                  (c) If there is no Event of Default or if an Event of Default (other than an Event of Default under Section 8.1(a), (f) or (g) of this Reimbursement Agreement, or a payment default under any Related Document) is cured within such thirty (30) day period, the Bank shall extend the Stated Expiration Date by five (5) years by delivering to the Trustee, on or before December 31, 2000, December 31, 2005 and December 31, 2010, as applicable, an Extension Certificate in the form of Annex F to the Letter of Credit; provided, however, with respect to the Extension Request delivered to the Bank on or before November 15, 2015, the Bank shall extend the Stated Expiration Date by six (6) years to November 15, 2018, by delivering to the Trustee on or before December 31, 2015, an Extension Certificate in the form of Annex F to the Letter of Credit. Any failure by the Bank to deliver an Extension Certificate to the Trustee by December 31, 2005, December 31, 2010 or December 31, 2015 shall be deemed to be a denial of the Company's extension request."

        2.  EFFECT. Except as expressly herein amended, the terms and conditions
            ------
of the Reimbursement Agreement and the other Loan Documents remain in full force and effect.

         3.  BENEFITS.  This Amendment  shall be binding upon and shall inure to
             --------
the benefit of the parties hereto and their respective successors and assigns.

         4.  DEFINITIONS. All capitalized terms not otherwise defined herein are
             -----------
used herein with the respective definitions given them in the Reimbursement Agreement.

         5. CERTAIN REFERENCES. Each reference to the Reimbursement Agreement in
            ------------------
any of the Loan Documents shall be deemed to be a reference to the Reimbursement Agreement as amended by this Amendment.

         6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
            -------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         7.  EXECUTION  COUNTERPARTS.   This  Amendment  may  be  simultaneously
             -----------------------
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.



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                                    - 3 -

         IN WITNESS WHEREOF, this Amendment has been duly executed and sealed by the parties the day and year first above written.

                                COMPANY:

                                ABRAMS RIVERSIDE, LLC
                                BY:  ABRAMS PROPERTIES, INC., SOLE MEMBER


                                By:        /s/ Jerry T. Anderson
                                     Name:     Jerry T. Anderson
                                     Title:    President/CEO



                                Attest:


                                     Name:  /s/ Melinda S. Garrett
                                     Title:     Secretary


                                             (CORPORATE SEAL)

                                LENDER:

                                NATIONSBANK, N.A.


                                By:      /s/ Helen Cease
                                     Name:   Helen Cease
                                     Title:  Senior Vice President


                                           (BANK SEAL)
















            [Signature Page to Amendment to Reimbursement Agreement]